Item 1: Report to Shareholders

Institutional Foreign Equity Fund	April 30, 2005

The views and opinions in this report were current as of April 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

International stocks outpaced U.S. equities over the 6- and 12-month periods ended April 30, 2005. Performance was strong despite a pullback during the past two months as rising oil prices and interest rates led to caution among investors. Emerging markets were the star performers during the past six months and year, but European stocks also did well in both periods. Japan’s results were respectable in the six-month period but lackluster for the entire year.

Performance Comparison
Periods Ended 4/30/05	6 Months	12 Months
Institutional Foreign
Equity Fund	7.40%	11.00%
MSCI EAFE Index	8.95	15.42
Lipper International Large-Cap
Core Funds Average	7.37	12.00
Please see the fund’s quarter-end returns following this letter.

The fund gained ground during the six months ended April 30, 2005, falling short of the results for the unmanaged MSCI EAFE Index but performing in line with the Lipper International Large-Cap Core Growth Funds Average, as shown in the table. The fund’s return trailed both benchmarks for the 12-month period.

Our regional allocations contributed positively to relative performance versus the MSCI EAFE Index over the past six months, particularly an overweight position in emerging markets, but overall stock selection was generally negative. We maintained a neutral position in Japan, since we view the economic slowdown there as a pause rather than a long-term downturn. We were underweight in Europe, primarily as a result of our low exposure to U.K. banks and major oil companies. Health care was one area where stock selection helped buoy results as our key pharmaceutical holdings outperformed during the period. Value stocks remained dominant over growth, which restrained results for the fund with its growth stock bias.

MARKET REVIEW

Market Performance
Six Months	Local	Local Currency	U.S.
Ended 4/30/05	Currency	vs. U.S. Dollars	Dollars
France	5.97%	1.49%	7.55%
Germany	5.75	1.49	7.32
Hong Kong	11.63	-0.16	11.45
Italy	10.77	1.49	12.42
Japan	3.61	1.22	4.87
Mexico	6.78	4.00	11.06
Netherlands	7.52	1.49	9.11
Singapore	6.70	1.88	8.70
Sweden	10.21	-0.16	10.03
Switzerland	11.11	0.92	12.13
United Kingdom	5.77	4.24	10.25
Source: RIMES Online, using MSCI indices.

Despite weakness in March and April, international stocks performed solidly during the past six months. Higher oil prices, fears of global inflation, and rising bond yields triggered the late-period sell-off. Emerging markets continued to lead the way, although they suffered most during the correction as risk-averse investors redirected their assets to less volatile regions.

Among the developed markets, Japan lagged once again because of the strong yen and a pause in the country’s economic recovery. Japan’s economy remains dependent on global consumers as domestic demand is still fragile. Europe performed solidly, notwithstanding the sluggish economic environment in Germany and France.

Sector leaders during the period included energy and consumer staples. Higher oil prices and improved investor sentiment drove energy stocks, while food and tobacco stocks were particularly strong in the consumer staples segment. Utilities shares were also outstanding performers as investors sought defensive issues with relatively high dividend yields. Pharmaceuticals did well, but the information technology (IT) sector was a major disappointment, largely due to weakness in the semiconductor and Internet industries. Poor global demand, input prices, and falling capacity utilization in the semiconductor industry were primarily responsible for poor results in the group.

PORTFOLIO PERFORMANCE AND STRATEGY

Geographic Diversification
Periods Ended	10/31/04	4/30/05
Europe	64.5%	61.3%
Japan	21.5	21.0
Pacific Rim	8.1	7.9
Latin America	3.5	3.6
North America	0.0	0.7
Middle East	0.2	0.6
Other and Reserves	2.2	4.9
Total	100.0%	100.0%

As mentioned, stock selection overall impaired results; one exception was the health care sector where several holdings, primarily major pharmaceuticals, boosted performance. In particular, U.K. pharmaceutical GlaxoSmithKline posted quarterly earnings that were ahead of consensus expectations because of the company’s cost controls. While revenue growth fell a bit short of the mark, recent prescription data show a clear acceleration in U.S. growth for key products. Another major contributor in the segment was France’s Sanofi-Aventis, where performance was enhanced by strong earnings, a positive outlook for products in the company’s pipeline, and a favorable legal decision regarding its anti-stroke drug Plavix. (Please refer to our detailed list of holdings and the amount each represents of the portfolio.)

The portfolio also benefited from healthy returns in financials, mainly in our commercial banks and capital markets holdings. Swiss majors Credit Suisse Group and UBS were the biggest contributors in the sector; during the past three months the companies reaped the rewards of significant cash inflows to their private banking divisions.

Our oil stocks added value in absolute terms, benefiting from rising oil prices and bumper profits for the industry. Shell Transport & Trading of the U.K. was among the portfolio’s top absolute contributors as record oil prices, strong refining margins, and a cyclical recovery in chemicals boosted 2004 profits. Oil company PetroKazakhstan detracted, however, as the company is involved in several legal disputes, including one regarding excess profits from noncompetitive pricing practices. As a result, oil production has been cut dramatically.

IT as a group was a disappointment, with most of our holdings detracting from absolute performance. Two holdings in the group did reasonably well, however: Taiwan Semiconductor Manufacturing and Samsung Electronics, whose share prices rose as a result of better-than-expected earnings.

Utilities were among the major detractors from performance since we were underweight in the group, which delivered robust results. The consumer discretionary sector overall was a strong detriment to relative performance, and U.K. home improvement retailer Kingfisher was the worst detractor over the six-month period. The firm’s main operation is expected to report a decline in sales for the first time in years, and consensus earnings projections, which have been sliding for months, may drop a further 10%.

The financials sector was the worst detractor from relative results, primarily due to our position in French asset manager Credit Agricole. The stock was among the 10 worst detractors from absolute performance, reflecting weaker-than-expected earnings over the last two quarters because of higher expenses across most of the company’s divisions. While we believe the downside for this stock is limited, we sold shares since we believe prospects are better at other European banks, including Spain’s Banco Bilbao Vizcaya Argenta, National Bank of Greece, and Credit Suisse Group. We also reduced our weighting in Kingfisher.

Our largest trades do not indicate a strategic shift in investment strategy. We have done some fine-tuning among retail, banking, and telecom stocks and anticipate changes in other sectors, but these trades are determined by our conviction levels on various holdings resulting from comprehensive bottom-up research. We purchased shares of Japanese bank Resona Holdings, which specializes in lending to individuals and small and medium companies. The bank had been troubled by bad loans, but a government bailout has boosted our outlook for the company. Merger activity among Japanese banks should increase following a general restructuring, and companies like Resona have good exposure to a domestic recovery. One of our largest purchases was National Bank of Greece, which we expect to benefit from high growth rates in Eastern European countries such as Romania and Bulgaria.

Sector Diversification
	Percent of	Percent of
	Net Assets	Net Assets
	10/31/04	4/30/05
Financials	23.2%	28.5%
Consumer Discretionary	17.2	16.7
Industrials and Business Services	8.9	8.8
Health Care	8.3	8.8
Telecommunication Services	10.0	8.8
Energy	8.0	8.3
Consumer Staples	7.7	6.1
Information Technology	8.9	6.1
Materials	4.0	3.2
Utilities	1.6	1.5
Other and Reserves	2.2	3.2
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

INVESTMENT OUTLOOK

Company balance sheets are strong and we expect earnings to rise, although at a more measured rate than in 2004. Several factors are creating slightly greater risk than in the recent past, however. Low bond yields have supported stock prices for some time, but shorter-term yields have been rising in the U.S., and risk premiums could go up if the Federal Reserve decides to tighten monetary policy beyond the measured pace it has so far adopted. The price of oil remains elevated, and the dollar is still weak. That said, growth stocks tend to do best when the economy is growing steadily, and large-caps normally do better than small-caps in this environment. If this scenario unfolds as we expect, our large-cap growth bias should position the portfolio well in coming months.

The outlook for European profits remains largely positive. With European equities currently trading at attractive earnings multiples, we believe the downside risk for stocks in this arena is limited. In addition, the balance sheet restructuring that has been taking place is leading to healthy cash generation. We continue to be troubled by the strong euro versus the dollar and stubbornly high oil prices. Both have affected consumer confidence, but these issues should be mitigated to some extent.

Japan’s economy should regain momentum in the second half of 2005, underpinned by an uplift in consumer spending. The risks here are the same as for Europe, namely high oil prices, rising U.S. interest rates, and the weak dollar—as well as an upward trend in raw materials prices. We believe, however, that resilient domestic consumer demand will overcome the negatives.

Emerging markets continue to look healthy to us. Recent stock market declines were driven by the same issues discussed in regard to Europe and Japan. While ensuing risk-aversion on the part of investors has prompted caution, we believe domestic demand is now driving growth in emerging markets, which are increasingly less dependent on global trade factors. In addition, political and economic stability is improving in these regions. Stock valuations appear attractive compared with those of developed markets, and our focus on high-quality stocks in consumer-sensitive industries such as media, retailers, banks, and mobile phone operators bodes well for investors, in our view.

Respectfully submitted,

David J.L. Warren

President, T. Rowe Price International Funds, Inc.

May 20, 2005

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

GDP: Gross domestic product is the total market value of all goods and services produced in a country in a given year.

Portfolio Highlights

Twenty-Five Largest Holdings
Percent of
Net Assets
4/30/05
GlaxoSmithKline, United Kingdom	3.3%
Total, France	2.5
UBS, Switzerland	2.3
Sanofi-Aventis, France	2.1
Vodafone, United Kingdom	2.0
Royal Bank of Scotland, United Kingdom	1.8
Shell Transport & Trading, United Kingdom	1.7
Nestle, Switzerland	1.7
Banco Bilbao Vizcaya Argenta, Spain	1.6
Credit Suisse Group, Switzerland	1.5
ENI S.p.A., Italy	1.3
British Sky Broadcasting, United Kingdom	1.3
Securitas, Sweden	1.2
Reed Elsevier, United Kingdom	1.1
Carnival, United States/United Kingdom	1.1
National Bank of Greece, Greece	1.1
Mitsubishi Corporation, Japan	1.1
Fortis, Belgium	1.1
AstraZeneca, United Kingdom	1.0
Mitsubishi Tokyo Financial, Japan	1.0
BNP Paribas, France	1.0
France Telecom, France	1.0
Nokia, Finland	1.0
Telefonica, Spain	1.0
UniCredito, Italy	0.9
Total	36.7%
Note: Table excludes investments in the T. Rowe Price Reserve Investment
Fund and collateral for securities lending.

Summary of Investments and Cash
April 30, 2005
				Percent of
	Equities	Cash	Total	MSCI EAFE
EUROPE
Austria	–	–	–	0.4%
Belgium	1.4%	–	1.4%	1.4%
Denmark	0.6%	–	0.6%	0.8%
Finland	1.0%	–	1.0%	1.5%
France	11.7%	–	11.7%	9.5%
Germany	2.8%	–	2.8%	6.7%
Greece	1.1%	–	1.1%	0.6%
Ireland	1.1%	–	1.1%	0.8%
Italy	5.7%	–	5.7%	4.1%
Kazakhstan	0.3%	–	0.3%	–
Luxembourg	–	–	–	–
Netherlands	1.0%	–	1.0%	4.8%
Norway	1.2%	–	1.2%	0.7%
Portugal	–	–	–	0.3%
Russia	0.6%	–	0.6%	–
Spain	4.2%	–	4.2%	4.0%
Sweden	1.2%	–	1.2%	2.4%
Switzerland	7.4%	–	7.4%	6.8%
United Kingdom	20.0%	–	20.0%	25.5%
Total Europe	61.3%	0.0%	61.3%	70.3%
PACIFIC BASIN
Australia	0.9%	–	0.9%	5.3%
China	0.6%	–	0.6%	–
Hong Kong	1.7%	–	1.7%	1.7%
India	0.8%	–	0.8%	–
Indonesia	0.3%	–	0.3%	–
Japan	21.0%	–	21.0%	21.5%
Malaysia	0.3%	–	0.3%	–
New Zealand	–	–	–	0.2%
Singapore	0.6%	–	0.6%	0.9%
South Korea	1.0%	–	1.0%	–
Taiwan	1.1%	–	1.1%	–
Thailand	0.7%	–	0.7%	–
Total Pacific Basin	29.0%	0.0%	29.0%	29.6%
MIDDLE EAST
Egypt	–	–	–	–
Israel	–	–	–	–
Turkey	0.6%	–	0.6%	–
Total Middle East	0.6%	0.0%	0.6%	0.0%
AMERICAS
Argentina	–	–	–	–
Brazil	1.4%	–	1.4%	–
Canada	0.7%	–	0.7%	–
Chile	–	–	–	–
Mexico	2.2%	–	2.2%	–
Panama	–	–	–	–
Peru	–	–	–	–
United States	1.2%	1.6%	2.8%	–
Venezuela	–	–	–	–
Total Americas	5.5%	1.6%	7.1%	0.0%
SOUTH AFRICA
South Africa	0.4%	–	0.4%	–
Total South Africa	0.4%	0.0%	0.4%	0.0%

Other Assets Less Liabilities	1.6%		1.6%
TOTAL*	98.4%	1.6%	100.0%	99.9%

* Total may not add to 100.0% due to rounding.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Institutional Foreign Equity Fund

Average Annual Compound Total Return

Periods Ended 4/30/05	1 Year	5 Years	10 Years
Institutional Foreign Equity Fund	11.00%	-3.65%	4.73%
MSCI EAFE Index	15.42	-0.19	5.10
Lipper International Large-Cap
Core Funds Average	12.00	-3.28	5.17
Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of portfolio shares. Past performance cannot guarantee future results.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Foreign Equity Fund

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	11/1/04 to
	11/1/04	4/30/05	4/30/05
Actual	$1,000.00	$1,074.00	$3.96
Hypothetical
(Assumes 5% return
before expenses)	1,000.00	$1,020.98	$3.86

* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multi-
plied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half year period.

Quarter-End Returns

Periods Ended 3/31/05	1 Year	5 Years	10 Years

Institutional Foreign Equity Fund	9.36%	-4.35%	5.41%
MSCI EAFE Index	15.49%	-0.81%	5.73%
Lipper International Large-Cap Core
Funds Average	11.39%	-3.96%	5.79%

Current performance may be higher or lower than the quoted past perfor-
mance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price rep-
resentative at 1-800-638-8790. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held for less than 90 days. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total return fig-
ures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Financial Highlights
T. Rowe Price Institutional Foreign Equity Fund
(Unaudited)

			For a share outstanding throughout each period

	6 Months	Year
	Ended	Ended
	4/30/05**	10/31/04	10/31/03	10/31/02	10/31/01	10/31/00
NET ASSET VALUE
Beginning of period	$14.19	$12.82	$10.65	$12.70	$19.16	$20.08

Investment activities
Net investment income (loss)	0.09	0.26	0.23	0.18	0.39	0.13
Net realized and
unrealized gain (loss)	0.96	1.38	2.11	(1.81)	(5.35)	0.46

Total from
investment activities	1.05	1.64	2.34	(1.63)	(4.96)	0.59

Distributions
Net investment income	(0.26)	(0.25)	(0.15)	(0.42)	(0.11)	(0.17)
Net realized gain	–	(0.02)	(0.02)	–	(1.39)	(1.34)

Total distributions	(0.26)	(0.27)	(0.17)	(0.42)	(1.50)	(1.51)

NET ASSET VALUE
End of period	$14.98	$14.19	$12.82	$10.65	$12.70	$19.16

Ratios/Supplemental Data
Total return^	7.40%	12.96%	22.33%	(13.43)%	(28.02)%	2.45%
Ratio of total expenses to
average net assets	0.77%†	0.76%	0.76%	0.75%	0.74%	0.74%
Ratio of net investment
income (loss) to average
net assets	1.21%†	1.35%	1.64%	1.06%	2.25%	0.57%
Portfolio turnover rate	45.6%†	28.8%	27.8%	20.0%	21.4%	39.7%
Net assets, end of period
(in millions)	$511	$743	$1,061	$1,168	$1,903	$3,138

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period assuming reinvestment of all distributions and payment of no redemption or account fees.
**	Per share amounts calculated using average shares outstanding method.
†	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)++
T. Rowe Price Institutional Foreign Equity Fund
April 30, 2005
(Unaudited)
	Shares	Value
(Cost and value in $ 000s)

AUSTRALIA 0.9%

Common Stocks 0.9%
BHP Billiton	253,043	3,207
Brambles Industries §	240,400	1,483
Total Australia (Cost $2,658)		4,690

BELGIUM 1.4%

Common Stocks 1.4%
Fortis	198,907	5,541
UCB	27,417	1,339
Total Belgium (Cost $5,460)		6,880

BRAZIL 1.4%

Common Stocks 1.4%
Petroleo Brasileiro ADR (USD)	120,660	4,434
Tele Norte Leste ADR (USD)	187,000	2,768
Total Brazil (Cost $4,200)		7,202

CANADA 0.7%

Common Stocks 0.7%
Research In Motion (USD) *	22,900	1,475
Telus (Non-voting shares) (USD)	69,500	2,073
Total Canada (Cost $3,421)		3,548

CHINA 0.6%

Common Stocks 0.6%
China Telecom (HKD)	1,558,000	530
China Telecom 144A (HKD) *	3,786,000	1,289
China Unicom (HKD)	1,566,000	1,268
Total China (Cost $2,960)		3,087

DENMARK 0.6%

Common Stocks 0.6%
Novo Nordisk, Series B	60,001	3,038
Total Denmark (Cost $1,920)		3,038

FINLAND 1.0%

Common Stocks 1.0%
Nokia §	315,196	5,057
Total Finland (Cost $505)		5,057

FRANCE 11.7%

Common Stocks 11.7%
AXA §	136,071	3,367
BNP Paribas §	77,195	5,106
Compagnie De Saint-Gobain §	52,204	2,957
France Telecom *§	172,126	5,058
Groupe Danone §	24,814	2,335
Hermes International	15,922	3,045
L’Oreal	17,309	1,247
LVMH §	42,624	3,024
Sanofi-Aventis §	121,977	10,843
Schneider Electric §	38,334	2,771
Societe Generale §	23,149	2,317
Sodexho Alliance §	72,579	2,442
Television Francaise *§	39,855	1,133
THOMSON Multimedia §	58,755	1,455
Total §	56,820	12,659
Total France (Cost $26,039)		59,759

GERMANY 2.8%

Common Stocks 2.8%
Allianz §	12,199	1,466
Commerzbank *	126,100	2,780
E.ON AG §	26,466	2,239
Hypo Real Estate Holding *	104,104	4,340
SAP	12,390	1,956
Siemens	22,946	1,689
Total Germany (Cost $9,987)		14,470

GREECE 1.1%

Common Stocks 1.1%
National Bank of Greece	170,055	5,718
Total Greece (Cost $5,554)		5,718

HONG KONG 1.6%

Common Stocks 1.6%
Cheung Kong Holdings	272,000	2,573
Esprit Holdings	263,500	1,973
Li & Fung	898,000	1,725
Sun Hung Kai Properties	223,000	2,142
Total Hong Kong (Cost $5,704)		8,413

INDIA 0.8%

Common Stocks 0.8%
I-Flex Solutions	131,000	1,815
Zee Telefilms	686,300	2,059
Total India (Cost $3,581)		3,874

INDONESIA 0.3%

Common Stocks 0.3%
Telekomunikasi	3,543,000	1,587
Total Indonesia (Cost $1,821)		1,587

IRELAND 1.1%

Common Stocks 1.1%
Anglo Irish Bank	366,000	4,241
CRH	58,600	1,466
Total Ireland (Cost $6,204)		5,707

ITALY 5.7%

Common Stocks 5.7%
Alleanza Assicurazioni	220,360	2,629
Assicurazioni Generali	133,525	4,125
Banco Popolare Di Verona §	63,600	1,177
Eni SPA §	272,663	6,875
Intesabci Spa Rnc	602,900	2,620
Mediaset §	107,581	1,405
Mediobanca	203,400	3,363
Telecom Italia-RNC §	742,064	2,100
UniCredito §	858,453	4,835
Total Italy (Cost $19,011)		29,129

JAPAN 21.0%

Common Stocks 21.0%
AIFUL	22,600	1,693
AIFUL (Bonus shares) *	12,450	931
Astellas Pharma	129,200	4,705
Benesse §	43,200	1,406
Canon	42,700	2,231
Credit Saison	37,200	1,276
Dai Nippon Printing	178,000	2,867
Daikin Industries	60,800	1,522
Daito Trust Construction	23,400	940
Daiwa Securities Group	292,000	1,854
Fanuc	44,200	2,622
Funai Electric §	14,900	1,681
HOYA	18,700	1,960
INPEX	335	1,832
JFE Holdings	55,600	1,546
JSR §	94,300	1,909
KDDI	902	4,183
Keyence	7,500	1,664
Kyocera	24,600	1,803
Leopalace21	112,800	1,735
Marui §	155,200	2,000
Mitsubishi Corporation	409,200	5,618
Mitsubishi Estate	146,000	1,572
Mitsubishi Tokyo Financial §	597	5,197
Mitsui Fudosan	366,000	4,095
Mitsui Trust Holdings §	206,000	2,051
NEC	338,000	1,869
Nidec	16,600	1,953
Nissan	248,900	2,463
Nomura Securities	330,000	4,206
NTT DoCoMo	553	857
Oji Paper §	204,000	1,092
ORIX	18,600	2,541
Resona Holdings *	1,510,000	2,860
Rohm Company	18,200	1,721
Secom	102,000	4,100
Sega Sammy Holdings	19,400	1,136
Seven-Eleven Japan §	98,800	2,789
Shin-Etsu Chemical	70,000	2,595
SMC	10,800	1,142
Sumitomo Mitsui Financial §	685	4,438
Suzuki Motor	110,700	1,894
T&D Holdings §	32,700	1,620
Toray Industries	279,000	1,249
Toyota Motor	131,300	4,791
USS	15,560	1,234
Total Japan (Cost $92,566)		107,443

KAZAKHSTAN 0.3%

Common Stocks 0.3%
PetroKazakhstan (USD)	55,463	1,610
Total Kazakhstan (Cost $1,488)		1,610

MALAYSIA 0.3%

Common Stocks 0.3%
Astro All Asia *	1,191,500	1,634
Total Malaysia (Cost $1,327)		1,634

MEXICO 2.2%

Common Stocks 2.2%
America Movil ADR
Series L (USD)	71,800	3,565
Grupo Financiero Banorte	186,900	1,204
Grupo Modelo, Series C	467,000	1,327
Grupo Televisa ADR (USD)	34,300	1,927
Wal-Mart de Mexico, Series V	876,173	3,240
Total Mexico (Cost $6,686)		11,263

NETHERLANDS 1.0%

Common Stocks 1.0%
Koninklijke Numico *	67,006	2,786
Philips Electronics	92,179	2,308
Total Netherlands (Cost $2,470)		5,094

NORWAY 1.2%

Common Stocks 1.2%
Norsk Hydro §	27,413	2,171
Orkla §	42,995	1,447
Statoil ASA §	128,900	2,281
Total Norway (Cost $5,008)		5,899

RUSSIA 0.6%

Common Stocks 0.6%
Lukoil ADR 144A (USD)	12,790	1,744
VimpelCommunication
ADR (USD) *	43,700	1,430
Total Russia (Cost $2,058)		3,174

SINGAPORE 0.6%

Common Stocks 0.6%
United Overseas Bank	235,060	2,061
Venture	119,000	1,017
Total Singapore (Cost $2,560)		3,078

SOUTH AFRICA 0.4%

Common Stocks 0.4%
Naspers (N shares)	84,400	1,023
Standard Bank Group	108,100	1,087
Total South Africa (Cost $2,130)		2,110

SOUTH KOREA 1.0%

Common Stocks 1.0%
Hyundai GDR 144A (USD)	57,100	1,518
Samsung Electronics	7,573	3,474
Total South Korea (Cost $2,545)		4,992

SPAIN 4.2%

Common Stocks 4.2%
Banco Bilbao Vizcaya Argenta	528,003	8,211
Endesa	85,515	1,876
Gas Natural §	69,870	2,000
Inditex §	152,600	4,545
Telefonica §	203,971	3,482
Telefonica ADR (USD)	29,607	1,510
Total Spain (Cost $15,220)		21,624

SWEDEN 1.2%

Common Stocks 1.2%
Securitas, Series B §	366,735	5,913
Total Sweden (Cost $5,293)		5,913

SWITZERLAND 7.4%

Common Stocks 7.4%
Adecco	93,359	4,530
Cie Financ Richemont
Equity Units, Class A	88,400	2,645
Credit Suisse Group *§	179,320	7,582
Nestle §	32,191	8,491
Roche Holding	23,804	2,893
UBS §	145,061	11,682
Total Switzerland (Cost $19,470)		37,823

TAIWAN 1.1%

Common Stocks 1.1%
E.Sun Financial Holding	1,802,000	1,476
Far Eastone Telecom GDR (USD)	106,700	1,947
Taiwan Semiconductor	1,271,456	2,125
Total Taiwan (Cost $4,913)		5,548

THAILAND 0.7%

Common Stocks 0.7%
Bangkok Bank NVDR, GDR	525,800	1,320
Kasikornbank NVDR, GDR	968,300	1,313
True Corporation *§	4,826,800	1,003
TRUE NVDR *	165,800	34
Total Thailand (Cost $4,013)		3,670

TURKEY 0.6%

Common Stocks 0.6%
Turkiye Garanti Bankasi *	358,800	1,280
Turkiye Is Bankasi	384,000	1,953
Total Turkey (Cost $2,959)		3,233

UNITED KINGDOM 20.0%

Common Stocks 20.0%
AstraZeneca	121,655	5,348
British Sky Broadcasting	660,243	6,851
Cadbury Schweppes	118,893	1,199
Capita Group	480,600	3,466
Carnival	46,874	2,426
Centrica	356,889	1,515
Compass Group	385,950	1,731
Electrocomponents	262,050	1,155
Emap	118,500	1,808
GlaxoSmithKline	676,447	17,070
Hays	1,185,261	2,966
HSBC	109,207	1,750
Kingfisher	939,103	4,437
Reed Elsevier	595,049	5,834
Rio Tinto	112,436	3,399
Royal Bank of Scotland	305,991	9,256
Shell Transport & Trading	972,705	8,733
Standard Chartered	52,200	944
Tesco	572,124	3,385
Unilever	312,246	2,979
United Business Media	165,889	1,578
Vodafone	3,859,717	10,100
WPP Group	411,270	4,487
Total United Kingdom (Cost $67,982)		102,417

UNITED STATES 1.2%

Common Stocks 1.2%
Carnival	67,500	3,299
News Corp. CDI GDR
Class A (AUD) §	184,339	2,820
Total United States (Cost $4,909)		6,119

SHORT-TERM INVESTMENTS 1.7%

Money Market Funds 1.7%
T. Rowe Price Reserve Investment
Fund, 2.93% #†	8,563,056	8,563
Total Short-Term Investments
(Cost $8,563)		8,563

SECURITIES LENDING COLLATERAL 23.3%

Money Market Pooled Account 23.3%
Investment in money market pooled
account managed by JP Morgan Chase
Bank, London, 2.902% #	119,035,233	119,035
Total Securities Lending Collateral
(Cost $119,035)		119,035

Total Investments in Securities
121.7% of Net Assets (Cost $470,220)		$622,401

(1)	Denominated in currency of the country of incorporation
unless otherwise noted
#	Seven-day yield
*	Non-income producing
++	At April 30, 2005, a substantial number of the fund’s
international securities were valued by the T. Rowe Price
Valuation Committee, established by the fund’s Board of
Directors. See Note 1
†	Affiliated company – See Note 5
§	All or a portion of this security is on loan at April 30, 2005 –
See Note 2
144A	Security was purchased pursuant to Rule 144A under the
Securities Act of 1933 and may be resold in transactions
exempt from registration only to qualified institutional
buyers—total value of such securities at period-end
amounts to $4,551 and represents 0.9% of net assets
ADR	American Depository Receipts
AUD	Australian dollar
GDR	Global Depository Receipts
HKD	Hong Kong dollar
NVDR	Non Voting Depository Receipt
USD	United States dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Foreign Equity Fund
April 30, 2005 (Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $8,563)	$8,563
Non-affiliated companies (cost $461,657)	613,838

Total investments in securities	622,401
Cash	52
Dividends and interest receivable	2,059
Receivable for investment securities sold	12,430
Receivable for shares sold	272
Other assets	7,202

Total assets	644,416

Liabilities
Investment management fees payable	323
Payable for investment securities purchased	8,570
Payable for shares redeemed	570
Obligation to return securities lending collateral	119,035
Due to affiliates	10
Other liabilities	4,491

Total liabilities	132,999

NET ASSETS	$511,417

Net Assets Consist of:
Undistributed net investment income (loss)	$3,316
Undistributed net realized gain (loss)	(225,666)
Net unrealized gain (loss)	152,213
Paid-in-capital applicable to 34,151,303 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	581,554

NET ASSETS	$511,417

NET ASSET VALUE PER SHARE	$14.98

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Foreign Equity Fund
(Unaudited)
($ 000s)

6 Months
Ended
4/30/05
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $384)	$6,276
Securities lending	218
Interest	41

Total income	6,535

Expenses
Investment management	2,311
Custody and accounting	160
Registration	27
Legal and audit	13
Shareholder servicing	6
Prospectus and shareholder reports	6
Directors	3
Miscellaneous	6

Total expenses	2,532

Net investment income (loss)	4,003

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	122,766
Foreign currency transactions	(113)

Net realized gain (loss)	122,653

Change in net unrealized gain (loss)
Securities	(68,857)
Other assets and liabilities
denominated in foreign currencies	(33)

Change in net unrealized gain (loss)	(68,890)

Net realized and unrealized gain (loss)	53,763

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$57,766

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Foreign Equity Fund
(Unaudited)
($ 000s)

	6 Months	Year
	Ended	Ended
	4/30/05	10/31/04
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,003	$12,762
Net realized gain (loss)	122,653	111,624
Change in net unrealized gain (loss)	(68,890)	(6,930)

Increase (decrease) in net assets from operations	57,766	117,456

Distributions to shareholders
Net investment income	(12,965)	(18,935)
Net realized gain	–	(1,515)

Decrease in net assets from distributions	(12,965)	(20,450)

Capital share transactions *
Shares sold	25,999	163,466
Distributions reinvested	12,024	17,964
Shares redeemed	(314,522)	(596,441)

Increase (decrease) in net assets from capital
share transactions	(276,499)	(415,011)

Net Assets
Increase (decrease) during period	(231,698)	(318,005)
Beginning of period	743,115	1,061,120

End of period	$511,417	$743,115

(Including undistributed net investment income of $3,316 at 4/30/05 and
$12,278 at 10/31/04)

*Share information
Shares sold	1,713	11,790
Distributions reinvested	804	1,369
Shares redeemed	(20,752)	(43,551)

Increase (decrease) in shares outstanding	(18,235)	(30,392)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Foreign Equity Fund
April 30, 2005
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Foreign Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2005, the fund realized $22,414,000 of net gain on $62,226,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2005, approximately 14% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At April 30, 2005, the value of loaned securities was $113,352,000; aggregate collateral consisted of $119,035,000 in the money market pooled account.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $145,230,000 and $430,951,000, respectively, for the six months ended April 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2004, the fund had $348,327,000 of unused capital loss carryforwards, of which $94,844,000 expire in fiscal 2009, $214,055,000 expire in fiscal 2010, and $39,428,000 expire in fiscal 2011.

At April 30, 2005, the cost of investments for federal income tax purposes was $470,220,000. Net unrealized gain aggregated $152,213,000 at period-end, of which $158,534,000 related to appreciated investments and $6,321,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc.] The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2005, expenses incurred pursuant to these service agreements were $53,000 for Price Associates and $8,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund.

The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended April 30, 2005, dividend income from the Reserve Funds totaled $134,000, and the value of shares of the Reserve Funds held at April 30, 2005 and October 31, 2004 was $8,563,000 and $12,633,000, respectively.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price International, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board had previously conducted a detailed review of the organization, structure, and investment teams of the Manager at a meeting held in October 2004. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and that the Manager was addressing its concerns regarding the fund’s performance (see below).

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the past 10 years and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. The information indicated that the fund’s results for certain time periods were less than satisfactory. The Manager provided its assessment of the fund’s investment results and reviewed steps taken to address issues raised by the Board. The Board concluded that the Manager’s response was appropriate.

Costs, Benefits, Profits, and Economies of Scale

The Board was provided with detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund (including research received under “soft dollar” agreements). The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee and expense ratio were generally at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a)
under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the
Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	June 16, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 16, 2005